October 26, 2020

We’re contacting you to notify you that the Board of Directors (the “Board”) of the Ohio National Fund, Inc. has approved a merger involving a fund available within your Ohio National individual or group variable annuity contract. The Board, after careful consideration, concluded that the merger is in the best interest of the fund and its shareholders and will result in benefits to the shareholders, in part because the resulting fund will offer a larger asset base that could lead to economies of scale.

You are receiving this notice because you have funds allocated to the affected target fund below. As of the close of business on December 4, 2020, or on such later date as may be deemed necessary in the judgment of the Board, any assets remaining within the target fund below will be transferred to the survivor fund and contract values that you have allocated to the target fund immediately prior to the merger will be allocated to the survivor fund. The survivor fund pursues similar investment objectives and substantially similar principal investment strategies as the target fund.

Target Fund	Survivor Fund
ON Conservative Model Portfolio	ON Moderately Conservative Model Portfolio

These changes will take place automatically, and any future allocations on your contract or policy that are impacted will also be updated automatically. As a result, please note that you do not need to take any action at this time, unless you would prefer to reallocate your assets to other funds prior to the transfer. You may change investment allocations at any time by contacting customer service at the appropriate number below. No sales charges, redemption fees or other transaction fees will result from the transfer.

Learn more

For additional information, please see the enclosed Information Statement/Prospectus or contact our customer service team at 888.925.6446. Objective, strategy and fee information for the funds is available online at fundinfo.ohionational.com.

Sincerely,

Michael J. DeWeirdt

President

Ohio National Fund, Inc.

October 26, 2020

We’re contacting you to notify you that the Board of Directors (the “Board”) of the Ohio National Fund, Inc. has approved a merger involving a fund available within your National Security individual variable annuity contract. The Board, after careful consideration, concluded that the merger is in the best interest of the fund and its shareholders and will result in benefits to the shareholders, in part because the resulting fund will offer a larger asset base that could lead to economies of scale.

You are receiving this notice because you have funds allocated to the affected target fund below. As of the close of business on December 4, 2020, or on such later date as may be deemed necessary in the judgment of the Board, any assets remaining within the target fund below will be transferred to the survivor fund and contract values that you have allocated to the target fund immediately prior to the merger will be allocated to the survivor fund. The survivor fund pursues similar investment objectives and substantially similar principal investment strategies as the target fund.

Target Fund	Survivor Fund
ON Conservative Model Portfolio	ON Moderately Conservative Model Portfolio

These changes will take place automatically, and any future allocations on your contract or policy that are impacted will also be updated automatically. As a result, please note that you do not need to take any action at this time, unless you would prefer to reallocate your assets to other funds prior to the transfer. You may change investment allocations at any time by contacting customer service at the number below. No sales charges, redemption fees or other transaction fees will result from the transfer.

Learn more

For additional information, please see the enclosed Information Statement/Prospectus or contact our customer service team at 877.446.6020. Objective, strategy and fee information for the funds is available online at nslac.com/fundreports.

Sincerely,

Michael J. DeWeirdt

President

Ohio National Fund, Inc.

INFORMATION STATEMENT FOR

ON CONSERVATIVE MODEL PORTFOLIO, A SERIES OF OHIO NATIONAL FUND, INC.

ONE FINANCIAL WAY

MONTGOMERY, OHIO 45242

PROSPECTUS FOR

ON MODERATELY CONSERVATIVE MODEL PORTFOLIO,

A SERIES OF OHIO NATIONAL FUND, INC.

ONE FINANCIAL WAY

MONTGOMERY, OHIO 45242

DATED OCTOBER 26, 2020

RELATING TO THE REORGANIZATION OF

ON CONSERVATIVE MODEL PORTFOLIO WITH AND INTO

ON MODERATELY CONSERVATIVE MODEL PORTFOLIO,

EACH A SERIES OF OHIO NATIONAL FUND, INC.

This Combined Prospectus/Information Statement is furnished to you as an owner of a variable annuity contract (collectively “variable contracts”) having contract values allocated to the ON Conservative Model Portfolio (the “Target Fund”), a class (herein referred to as “series”) of Ohio National Fund, Inc., a Maryland corporation (the “Corporation”). As provided in the Agreement and Plan of Reorganization and Termination (the “Plan of Reorganization”), the Target Fund will be reorganized into the ON Moderately Conservative Model Portfolio (the “Survivor Fund”), also a series of the Corporation (the “Reorganization”). The Target Fund and the Survivor Fund are each referred to herein as a “Fund” and together, the “Funds.” The Fund surviving the Reorganization, the Survivor Fund, will be referred to herein as the “Combined Fund”. The separate accounts of The Ohio National Life Insurance Company (“Ohio National Life” or “ONLIC”) and National Security Life and Annuity Company (“National Security” or “NSLAC”) and portfolios of the Corporation hold all Target Fund and Survivor Fund shares for the benefit of all owners of variable contracts. For purposes of this Combined Prospectus/Information Statement, the terms “shareholder,” “you” and “your” may refer to such contract owners and to the separate accounts of Ohio National Life and National Security, unless the context otherwise requires.

The Board of Directors of the Corporation (the “Board”), on behalf of each Fund, has approved the Reorganization and has determined that the Reorganization is in the best interests of the Funds and their respective shareholders. The Reorganization is expected to take effect on or about December 4, 2020, or as soon as possible thereafter. The Survivor Fund pursues similar investment objectives and substantially similar principal investment strategies to those of the Target Fund. The investment objective of the Target Fund is to seek current income and preservation of capital, and the investment objective of the Survivor Fund is to seek current income and moderate growth of capital with a greater emphasis on current income. Both Funds are a fund of funds that invest in other mutual funds representing three primary asset classes: U.S. equity, international equity, and fixed income. Under normal circumstances, the Funds intend to have investment exposure to U.S. equity, international equity and fixed income asset classes within the following target asset allocation ranges:

	U.S. Equity	International Equity	Fixed Income
ON Conservative Model Portfolio (Target Fund)	0-25%	0-10%	65-90%
ON Moderately Conservative Model Portfolio (Survivor Fund)	20-40%	5-20%	30-70%

For more information on each Fund’s investment strategies, see “Summary—Investment Objectives and Principal Investment Strategies” below.

This Combined Prospectus/Information Statement sets forth concisely the information you should know about the Reorganization of the Target Fund and constitutes an offering of the shares of the Survivor Fund issued in the Reorganization. Please read it carefully and retain it for future reference.

A Statement of Additional Information dated October 26, 2020 (the “Reorganization SAI”), relating to this Combined Prospectus/Information Statement and the Reorganization has been filed simultaneously with the Securities and Exchange Commission (the “SEC”), and is incorporated by reference into (legally considered to be part of) this Combined Prospectus/Information Statement. A copy of the Reorganization SAI is available upon request and without charge by contacting the Corporation toll free at 1-800-366-6654.

In addition, each of the following documents has been filed with the SEC and is incorporated herein by reference:

•	the Prospectus related to the Target Fund and Survivor Fund, dated April 29, 2020, filed April 24, 2020 on Form N-1A, Post-Effective Amendment No. 95 (File Nos. 811-3015; 2-67464);

•	the Statement of Additional Information related to the Target Fund and Survivor Fund, dated April 29, 2020, filed April 24, 2020 on Form N-1A, Post-Effective Amendment No. 95 (File Nos. 811-3015; 2-67464);

•	the Annual Report to shareholders of Ohio National Fund, Inc. related to the Target Fund and Survivor Fund for the fiscal year ended December 31, 2019, filed March 5, 2020, on Form N-CSR (File No. 811-3015), which has previously been sent to shareholders of the Target Fund and Survivor Fund; and

•	the Semi-Annual Report to shareholders of Ohio National Fund, Inc. related to the Target Fund and Survivor Fund for the fiscal period ended June 30, 2020, filed September 4, 2020, on Form N-CSRS (File No. 811-3015), which has previously been sent to shareholders of the Target Fund and Survivor Fund.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC. The Reorganization SAI, as well as the Corporation’s Prospectus, Statement of Additional Information and annual and semi-annual reports, are available upon request and without charge by writing to the Corporation at One Financial Way, Montgomery, Ohio 45242 or by calling toll-free at 1-800-366-6654. They are also available, free of charge, at the Corporation’s website at www.ohionational.com.

THIS COMBINED PROSPECTUS/INFORMATION STATEMENT IS EXPECTED TO BE SENT TO SHAREHOLDERS ON OR ABOUT OCTOBER 26, 2020.

THE REORGANIZATION DOES NOT REQUIRE YOUR APPROVAL. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION NOT CONTAINED IN THIS COMBINED PROSPECTUS/INFORMATION STATEMENT AND, IF SO GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS COMBINED PROSPECTUS/INFORMATION STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

NEITHER THE SEC NOR ANY STATE REGULATOR HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROSPECTUS/INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

SUMMARY	4

The Reorganization	4
Investment Objectives and Principal Investment Strategies	5
Fees and Expenses	6
Portfolio Turnover	7
Federal Tax Consequences	7
Purchase, Exchange, Redemption, Transfer and Valuation of Shares	8
Principal Investment Risks	8

COMPARISON OF THE TARGET FUND AND SURVIVOR FUND	8

Investment Objectives and Principal Investment Strategies	8
Comparison of Investment Objectives and Principal Investment Strategies	10
Fundamental Investment Policies	11
Risks of the Funds	12
Performance History	14
Management of the Funds	15
Portfolio Managers	17
Other Service Providers	17
Purchase and Redemption of Fund Shares	17
Frequent Purchases and Redemption of Fund Shares	18
Dividends, Distributions and Taxes	19

FINANCIAL HIGHLIGHTS	20

INFORMATION RELATING TO THE REORGANIZATION	20

Description of the Reorganization	20
Terms of the Reorganization	21
Reasons for the Reorganization	21
Federal Income Taxes	21
Expenses of the Reorganization	22
Continuation of Shareholder Accounts and Plans; Share Certificates	22

OTHER INFORMATION	22

Capitalization	22
Shareholder Information	22
Shareholder Rights and Obligations	23
Shareholder Proposals	23

EXHIBIT A: AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION	A-1

EXHIBIT B: FINANCIAL HIGHLIGHTS	B-1

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Information Statement. Shareholders should read the entire Combined Prospectus/Information Statement carefully.

The Corporation, organized under the laws of the state of Maryland, is an open-end management investment company registered with the SEC. The Target Fund and Survivor Fund are organized as separate classes (herein referred to as “series”) of the Corporation. The investment objective of the Target Fund is to seek current income and preservation of capital, and the investment objective of the Survivor Fund is to seek current income and moderate growth of capital with a greater emphasis on current income.

Ohio National Investments, Inc. (“Ohio National” or “Adviser”) is the investment adviser for the Funds and will serve as the investment adviser for the Combined Fund. Both Funds are managed by Ohio National.

Gary Rodmaker, President of Adviser and Chair of the Asset Allocation Committee; Paul Gerard, Vice President of Adviser and Asset Allocation Committee Member; and Nick Trivett, Investment Officer of Adviser and Asset Allocation Committee Member, have been portfolio managers of the Target Fund and Survivor Fund since March 2017, and Tara York, Asset Allocation Committee Member, has been portfolio manager of the Target Fund and Survivor Fund since September 2018. They are expected to continue the day-to-day management of the Combined Fund following the Reorganization.

Shares of the Funds are offered only to separate accounts of Ohio National Life and National Security in connection with Ohio National Life and National Security’s variable annuity contracts.

The Reorganization.

The Proposed Reorganization. The Board, including the Directors who are not “interested persons” of the Corporation (as defined in the 1940 Act) (the “Independent Directors”), on behalf of each of the Target Fund and the Survivor Fund, has approved the Plan of Reorganization. The Plan of Reorganization provides for:

•	the transfer of all of the assets and the liabilities of the Target Fund to the Survivor Fund in exchange for shares of the Survivor Fund;
•	the distribution of such shares to the Target Fund’s shareholders; and
•	the termination of the Target Fund as a separate series of the Corporation.

When the proposed Reorganization is completed, the Survivor Fund will acquire all of the assets and the liabilities of the Target Fund, and shareholders of the Target Fund will receive shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the Target Fund shares that the shareholders own immediately prior to the Reorganization. Contract values that you have allocated to the Target Fund immediately prior to the Reorganization will be allocated to the Survivor Fund. The number of Survivor Fund shares a shareholder of the Target Fund receives will depend on the relative net asset values per share of each Fund immediately prior to the Reorganization. Thus, although the aggregate net asset value in a shareholder’s account will be the same, a Target Fund shareholder may receive a greater or lesser number of shares of the Survivor Fund than the number of shares of the Target Fund held by the shareholder. The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in the Target Fund will not be diluted.

Background and Reasons for the Proposed Reorganization. The Reorganization has been proposed because the Corporation believes that it is no longer feasible to manage the Target Fund as a separate series of the Corporation. The Survivor Fund pursues similar investment objectives and substantially similar principal investment strategies to those of the Target Fund. As of June 30, 2020, the Target Fund had total net assets of $79,945,160 and the Survivor Fund had total net assets of $210,959,572. Following the Reorganization, the Combined Fund will have a larger asset base which could create the opportunity to benefit from long-term economies of scale and potentially lower gross annual operating expenses as certain fixed costs, such as legal expenses, audit fees, compliance expenses, accounting fees and other expenses, are spread across a larger asset base. As a result, the Corporation believes Target Fund shareholders would benefit from becoming shareholders of the Survivor Fund.

In approving the Plan of Reorganization, the Board, on behalf of the Target Fund, including the Independent Directors, determined that the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund shareholders will not be diluted as a result of the Reorganization. Before reaching this conclusion, the Board engaged in a thorough review process relating to the proposed Reorganization. The Board approved the Reorganization at a meeting held on August 13, 2020.

The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

•	after the Reorganization, shareholders will be invested in the Combined Fund with similar investment objectives and substantially similar principal investment strategies to the Target Fund;

•	the Combined Fund could achieve certain operating efficiencies from its larger net asset size;

•	the advisory fee for the Combined Fund is expected to be the same as the advisory fee for the Target Fund;

•	the Reorganization is not expected to result in any tax consequences to the owners of variable contracts;

•	neither the Target Fund nor the Survivor Fund and their respective shareholders will bear any of the costs of the Reorganization; and

•	the Target Fund shareholders will receive Survivor Fund shares with the same aggregate net asset value as their Target Fund Shares.

The Board, including all of the Independent Directors, concluded, based upon the factors and determinations summarized above, that completion of the Reorganization is advisable and in the best interests of the shareholders of each Fund, and that the interests of the shareholders of each Fund will not be diluted as a result of the Reorganization. The determinations on behalf of each Fund were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Neither a vote of the shareholders of the Target Fund nor a vote of the shareholders of the Survivor Fund is required to approve the Reorganization under Maryland general corporation law or under the Corporation’s charter.

In addition, under Rule 17a-8 under the 1940 Act, a vote of the shareholders of the Target Fund is not required if as a result of the Reorganization: (i) there is no policy of the Target Fund that under Section 13 of the 1940 Act could not be changed without a vote of a majority of its outstanding voting securities that is materially different from a policy of the Survivor Fund; (ii) the Survivor Fund’s advisory contract is not materially different from that of the Target Fund; (iii) the Independent Directors of the Target Fund who were elected by its shareholders will comprise a majority of the Independent Directors of the Board overseeing the Survivor Fund; and (iv) after the Reorganization, the Survivor Fund will not be authorized to pay fees under a 12b-1 plan that are greater than fees authorized to be paid by the Target Fund under such a plan. The Reorganization meets all of these conditions, and, therefore, a vote of shareholders is not required under the 1940 Act.

Investment Objectives and Principal Investment Strategies

The Funds have similar investment objectives and substantially similar investment strategies. The Combined Fund’s investment objective and principal investment strategies will be those of the Survivor Fund. See “Comparison of the Target Fund and the Survivor Fund — Comparison of Investment Objectives and Principal Investment Strategies” below.

The investment objective of the Target Fund is to seek current income and preservation of capital, and the investment objective of the Survivor Fund is to seek current income and moderate growth of capital with a greater emphasis on current income. Both Funds are a fund of funds that invest, in other mutual funds representing three primary asset classes: U.S. equity, international equity, and fixed income. The Funds invest in identical fixed income funds with identical credit quality, maturity and duration characteristics, but in different allocations. Under normal circumstances, the Funds intend to have investment exposure to U.S. equity, international equity and fixed income asset classes within the following target asset allocation ranges:

	U.S. Equity	International Equity	Fixed Income
ON Conservative Model Portfolio (Target Fund)	0-25%	0-10%	65-90%
ON Moderately Conservative Model Portfolio (Survivor Fund)	20-40%	5-20%	30-70%

For information on risks, see “Comparison of the Target Fund and Survivor Fund — Risks of the Funds”, below. The fundamental investment policies applicable to each Fund are identical.

Fees and Expenses

As an investor, shareholders pay fees and expenses to buy and hold shares of the Funds. Shareholders may pay shareholder fees directly when they buy or sell shares. Shareholders pay annual fund operating expenses indirectly because they are deducted from Fund assets.

The following tables allow you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of each Fund that you may pay for buying and holding shares of the Fund. These tables do not reflect fees or expenses that may be charged in connection with variable contracts issued by Ohio National Life and National Security that offer each Fund as an underlying investment option. If such charges were included, the following fees and expenses would be higher. The Annual Fund Operating Expenses table and Example table shown below are based on expenses incurred during each Fund’s 12-month period ended June 30, 2020, assuming the current advisory fees for each Fund had been in effect throughout 2019 and 2020. The Target Fund and the Survivor Fund columns show expenses based on the average daily net assets of the applicable Fund for the 12-month period ended June 30, 2020. The pro forma column shows expenses of the Combined Fund based on the combined assets of the Target Fund and Survivor Fund on June 30, 2020, as if the Reorganization had occurred on that date, and assumes that the current advisory fees for the Survivor Fund had been in effect for the Combined Fund on June 30, 2020. Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal year may be significantly different from those shown.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment). The fees and expenses presented in the table below are as of June 30, 2020:

	Target Fund	Survivor Fund	Pro Forma Combined Fund (Target Fund and Survivor Fund)
Management Fees	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.00%
Other expenses	0.16%	0.07%	0.06%
Acquired Fund Fees and Expenses*	0.63%	0.62%	0.62%
Total Annual Fund Operating Expenses	1.19%	1.09%	1.08%
(Fee Waivers and/or Expense reimbursements)†	(0.19%)	(0.09%)	(0.08%)
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursements	1.00%	1.00%	1.00%

*	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The Acquired Fund Fees and Expenses for the Combined Fund are for the 12-month period ended June 30, 2020.

†	The Adviser has contractually agreed (the “Fee Waiver Agreement”) to make payments (by waiving management fees and/or reimbursing expenses of the Fund) to the extent necessary to maintain the total annual fund operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); fees and expenses associated with investments in derivative instruments (including, for example, option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan approved by the Board of the Corporation; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of the Corporation’s officers and Directors and contractual indemnification of Fund service providers); and other expenses that the Directors agree have not been incurred in the ordinary course of the Fund’s business) at no more than 1.00% for both the ON Conservative Model Portfolio and ON Moderately Conservative Model Portfolio shares (the “Annual Limit”). This arrangement will continue at least through April 30, 2021 for the ON Conservative Model Portfolio and through April 30, 2022 for the ON Moderately Conservative Model Portfolio. The Fee Waiver Agreement may only be terminated with the consent of the Board. Under the Fee Waiver Agreement, the Adviser is entitled to reimbursement of the excess expense payments paid by it in the three years following the date the particular expense payment occurred, but only if such reimbursement can be achieved without exceeding the lesser of: (a) the Annual Limit in effect at the time of the expense payment; or (b) the current Annual Limit.

EXAMPLE

This Example is intended to help you compare the cost of investing your variable contract assets in the Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same and takes into account the effect of the Fee Waiver Agreement, as discussed in the footnote above to the Fee Table. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund	$102	$339	$617	$1,408
Survivor Fund	$102	$328	$583	$1,312
Pro Forma — Combined Fund (Target Fund and Survivor Fund)	$102	$327	$580	$1,302

Portfolio Turnover

Each Fund pays transaction costs, such as commissions and custodial trading fees, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2019, the Target Fund’s portfolio turnover rate was 23% of the average value of its portfolio, and the Survivor Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Federal Tax Consequences

The Funds are intended to be funding vehicles for variable annuity contracts offered by Ohio National Life and National Security. As a result, provided that the variable contracts qualify to be treated as annuity contracts under Section 72 of the Internal Revenue Code, it is expected that the Reorganization will not be a taxable event for owners of variable contracts, regardless of the tax status of the Reorganization, and any dividend declared as described below will not be taxable to owners of variable contracts.

It is expected that the Reorganization itself will be a tax-free reorganization under Section 368(a) of the Internal Revenue Code. Accordingly, no gain or loss is expected to be recognized by the Funds or the insurance company separate accounts that hold shares of the Funds as a direct result of the Reorganization. However, because the Reorganization will cause the Target Fund’s tax year to end on a date earlier than the last day of its normal tax year, the Reorganization may accelerate distributions from the Target Fund to the insurance company separate accounts as shareholders of the Target Fund. In particular, the Target Fund will recognize net gains or losses on the sales of any securities (net of any available capital loss carryforwards) in the period ending on the closing date, and, on or before that date, the Target Fund must declare a dividend paying out any such net gains, together with any other undistributed income or gains, to the insurance company separate accounts as shareholders of the Target Fund. Ohio National does not anticipate any significant portfolio repositioning. The insurance company separate accounts and any portfolios of the Corporation, as shareholders, and the owners of variable contracts, are urged to consult with their own tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of any possible state, local, non-U.S. and other tax consequences of the Reorganization. The Target Fund does not have any capital losses that can be carried forward.

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Purchase, Exchange, Redemption, Transfer and Valuation of Shares

The policies of the Target Fund and the Survivor Fund regarding the purchase, redemption, exchange, transfer and valuation of shares are identical. Please see “Comparison of the Target Fund and Survivor Fund—Purchase and Redemption of Fund Shares” and “Frequent Purchases and Redemption of Fund Shares” below for information regarding the purchase, exchange, redemption, transfer and valuation of shares.

Principal Investment Risks

Because of their substantially similar investment strategies, the primary risks associated with an investment in the Survivor Fund are substantially similar to those associated with an investment in the Target Fund. Primary investment risks for both Funds include market risk, asset allocation risk, fund-of-funds structure risk, lower-rated debt securities risk, interest rate risk, call or prepayment risk, credit risk, issuer risk, derivatives risk, liquidity risk, leverage risk, mortgage-backed securities risk and currency risk. However, the Survivor Fund also has foreign investments risk. More information on each of these types of investment risks can be found under “Comparison of the Target Fund and Survivor Fund — Risks of the Funds” below.

COMPARISON OF THE TARGET FUND AND SURVIVOR FUND

Investment Objectives and Principal Investment Strategies

The Survivor Fund pursues an investment objective similar to that of the Target Fund, and the investment strategies of the Funds are substantially similar. Because of their substantially similar investment strategies, the primary risks associated with an investment in the Survivor Fund are substantially similar to those associated with an investment in the Target Fund.

Target Fund. The investment objective of the Target Fund is to seek current income and preservation of capital.

The Target Fund is a fund of funds that pursues its investment objective by investing in other mutual funds representing three primary asset classes: U.S. equity, international equity, and fixed income. Under normal circumstances, the Target Fund intends to have investment exposure to U.S. equity, international equity and fixed income asset classes within the following target asset allocation ranges: U.S. equity (0-25%), international equity (0-10%), and fixed income (65-90%).

The Adviser develops the Target Fund’s asset allocation strategy based on the Target Fund’s investment strategy. Based on the Target Fund’s target asset allocation, the Target Fund will allocate a large percentage of assets to underlying funds that invest primarily in fixed income securities. Investments of the underlying funds that invest primarily in fixed income securities may include: investment grade debt securities, including U.S. government securities, corporate bonds, and mortgage-related securities; non-U.S. debt securities; debt instruments of varying duration; and high yield/high risk bonds (also called “junk bonds”). The Target Fund will allocate a smaller percentage of assets to underlying funds that invest primarily in domestic and foreign equity securities. Investments of the underlying funds that invest primarily in equity securities may include: domestic and non-U.S. stocks; and convertible securities. Certain underlying funds may also use derivatives such as forwards; future contracts and options on securities, indices, currencies and other investments; and swaps. The underlying funds include, but are not limited to, other portfolios of the Corporation that are also advised by the Adviser.

Through its investments in underlying funds, the Target Fund may be exposed to a wide variety of securities and other instruments with differing characteristics. The Target Fund will bear all the risks associated with the investments of the underlying funds.

The Adviser will reassess the Target Fund’s asset allocation strategy periodically, but no less frequently than quarterly, based on the Target Fund’s investment objective. The Adviser may add or delete asset classes, add or delete underlying funds, and/or revise the target and actual weightings among the asset classes and the underlying funds without notice or shareholder approval.

The underlying fund selection is made based on the Target Fund’s particular asset allocation strategy, desired level of asset class exposure, and the investment style, risk profile, and performance of the underlying funds. Furthermore, the Adviser will periodically rebalance the weightings in the underlying funds to the current asset allocation strategy. The Adviser considers a variety of factors in determining whether to sell an underlying fund, including changes in market conditions, changes in prospects for the underlying fund, alternative investment possibilities and other factors that may be considered relevant. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.

Survivor Fund. The investment objective of the Survivor Fund is to seek current income and moderate growth of capital with a greater emphasis on current income.

The Survivor Fund is a fund of funds that pursues its investment objective by investing in other mutual funds representing three primary asset classes: U.S. equity, international equity, and fixed income. Under normal circumstances, the Survivor Fund intends to have investment exposure to U.S. equity, international equity and fixed income asset classes within the following target asset allocation ranges: U.S. equity (20-40%), international equity (5-20%), and fixed income (30-70%).

The Adviser develops the Survivor Fund’s asset allocation strategy based on the Survivor Fund’s investment strategy. Based on the Survivor Fund’s target asset allocation, the Survivor Fund will allocate a large percentage of assets to underlying funds that invest primarily in fixed income securities. The Survivor Fund has no geographic limits on where it may invest, which may include developed and emerging market countries. This flexibility allows the Survivor Fund’s portfolio managers to look for underlying funds that invest in markets around the world. Investments of the underlying funds that invest primarily in fixed income securities may include: investment grade debt securities, including U.S. government securities, corporate bonds, and mortgage-related securities; non-U.S. debt securities; debt instruments of varying duration; and high yield/high risk bonds (also called “junk bonds”). The Survivor Fund will allocate a smaller percentage of assets to underlying funds that invest primarily in domestic and foreign equity securities. Investments of the underlying funds that invest primarily in equity securities may include: domestic and non-U.S. stocks. Certain underlying funds may also use derivatives such as forwards; future contracts and options on securities, indices, currencies and other investments; and swaps. The underlying funds include, but are not limited to, other portfolios of the Corporation that are also advised by the Adviser.

Through its investments in underlying funds, the Survivor Fund may be exposed to a wide variety of securities and other instruments with differing characteristics. The Survivor Fund will bear all the risks associated with the investments of the underlying funds.

The Adviser will reassess the Survivor Fund’s asset allocation strategy periodically, but no less frequently than quarterly, based on the Survivor Fund’s investment objective. The Adviser may add or delete asset classes, add or delete underlying funds, and/or revise the target and actual weightings among the asset classes and the underlying funds without notice or shareholder approval.

The underlying fund selection is made based on the Survivor Fund’s particular asset allocation strategy, desired level of asset class exposure, and the investment style, risk profile, and performance of the underlying funds. Furthermore, the Adviser will periodically rebalance the weightings in the underlying funds to the current asset allocation strategy. The Adviser considers a variety of factors in determining whether to sell an underlying fund, including changes in market conditions, changes in prospects for the underlying fund, alternative investment possibilities and other factors that may be considered relevant. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.

Combined Fund. The Combined Fund’s investment objective and principal investment strategies will be those of the Survivor Fund.

Comparison of Investment Objectives and Principal Investment Strategies

The Survivor Fund pursues an investment objective similar to that of the Target Fund, and the investment strategies of the Funds are substantially similar. The investment objective of the Target Fund is current income and preservation of capital, and the investment objective of the Survivor Fund is current income and moderate growth of capital with a greater emphasis on current income. The primary differences between the two investment strategies are the percentage of Fund assets allocated to investments in three primary asset classes: U.S. equity (0-25% for the Target Fund, 20-40% for the Survivor Fund), international equity (0-10% for the Target Fund, 5-20% for the Survivor Fund), and fixed income (65-90% for the Target Fund, 30-70% for the Survivor Fund) and that the Survivor Fund has no geographic limits on where it may invest. This flexibility allows the portfolio managers of the Survivor Fund to look for underlying funds that invest in markets around the world. Because of their substantially similar investment strategies, the primary risks associated with an investment in the Survivor Fund are substantially similar to those associated with an investment in the Target Fund. For information on risks, see “Comparison of the Target Fund and Survivor Fund — Risks of the Funds”, below.

The table below compares the investment objectives and principal investment strategies of the two Funds:

Target Fund	Survivor Fund
Principal Investment Objective	Principal Investment Objective
The Target Fund seeks current income and preservation of capital.	The Survivor Fund seeks current income and moderate growth of capital with a greater emphasis on current income.
Principal Investment Strategies	Principal Investment Strategies

The Target Fund is a fund of funds that pursues its investment objective by investing in other mutual funds representing three primary asset classes: U.S. equity, international equity, and fixed income. Under normal circumstances, the Target Fund intends to have investment exposure to U.S. equity, international equity and fixed income asset classes within the following target asset allocation ranges: U.S. equity (0-25%), international equity (0-10%), and fixed income (65-90%).

The Survivor Fund is a fund of funds that pursues its investment objective by investing in other mutual funds representing three primary asset classes: U.S. equity, international equity, and fixed income. Under normal circumstances, the Survivor Fund intends to have investment exposure to U.S. equity, international equity and fixed income asset classes within the following target asset allocation ranges: U.S. equity (20-40%), international equity (5-20%), and fixed income (30-70%).
The Adviser develops the Target Fund’s asset allocation strategy based on the Target Fund’s investment strategy. Based on the Target Fund’s target asset allocation, the Target Fund will allocate a large percentage of assets to underlying funds that invest primarily in fixed income securities. Investments of the underlying funds that invest primarily in fixed income securities may include: investment grade debt securities, including U.S. government securities, corporate bonds, and mortgage-related securities; non-U.S. debt securities; debt instruments of varying duration; and high yield/high risk bonds (also called “junk bonds”). The Target Fund will allocate a smaller percentage of assets to underlying funds that invest primarily in domestic and foreign equity securities. Investments of the underlying funds that invest primarily in equity securities may include: domestic and non-U.S. stocks; and convertible securities. Certain underlying funds may also use derivatives such as forwards; future contracts and options on securities, indices, currencies and other investments; and swaps. The underlying funds include, but are not limited to, other portfolios of the Corporation that are also advised by the Adviser.

The Adviser develops the Survivor Fund’s asset allocation strategy based on the Survivor Fund’s investment strategy. Based on the Survivor Fund’s target asset allocation, the Survivor Fund will allocate a large percentage of assets to underlying funds that invest primarily in fixed income securities. The Survivor Fund has no geographic limits on where it may invest. This flexibility allows the Survivor Fund’s portfolio managers to look for underlying funds that invest in markets around the world. Investments of the underlying funds that invest primarily in fixed income securities may include: investment grade debt securities, including U.S. government securities, corporate bonds, and mortgage-related securities; non-U.S. debt securities; debt instruments of varying duration; and high yield/high risk bonds (also called “junk bonds”). The Survivor Fund will allocate a smaller percentage of assets to underlying funds that invest primarily in domestic and foreign equity securities. Investments of the underlying funds that invest primarily in equity securities may include: domestic and non-U.S. stocks. Certain underlying funds may also use derivatives. The underlying funds include, but are not limited to, other portfolios of the Corporation that are also advised by the Adviser.

Through its investments in underlying funds, the Target Fund may be exposed to a wide variety of securities and other instruments with differing characteristics. The Target Fund will bear all the risks associated with the investments of the underlying funds.

The Adviser will reassess the Target Fund’s asset allocation strategy periodically, but no less frequently than quarterly, based on the Target Fund’s investment objective. The Adviser may add or delete asset classes, add or delete underlying funds, and/or revise the target and actual weightings among the asset classes and the underlying funds without notice or shareholder approval.

Through its investments in underlying funds, the Survivor Fund may be exposed to a wide variety of securities and other instruments with differing characteristics. The Survivor Fund will bear all the risks associated with the investments of the underlying funds.

The Adviser will reassess the Survivor Fund’s asset allocation strategy periodically, but no less frequently than quarterly, based on the Survivor Fund’s investment objective. The Adviser may add or delete asset classes, add or delete underlying funds, and/or revise the target and actual weightings among the asset classes and the underlying funds without notice or shareholder approval.

The underlying fund selection is made based on the Target Fund’s particular asset allocation strategy, desired level of asset class exposure, and the investment style, risk profile, and performance of the underlying funds. Furthermore, the Adviser will periodically rebalance the weightings in the underlying funds to the current asset allocation strategy. The Adviser considers a variety of factors in determining whether to sell an underlying fund, including changes in market conditions, changes in prospects for the underlying fund, alternative investment possibilities and other factors that may be considered relevant. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.	The underlying fund selection is made based on the Survivor Fund’s particular asset allocation strategy, desired level of asset class exposure, and the investment style, risk profile, and performance of the underlying funds. Furthermore, the Adviser will periodically rebalance the weightings in the underlying funds to the current asset allocation strategy. The Adviser considers a variety of factors in determining whether to sell an underlying fund, including changes in market conditions, changes in prospects for the underlying fund, alternative investment possibilities and other factors that may be considered relevant. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.

Fundamental Investment Policies

The fundamental investment policies of the Target Fund and Survivor Fund are identical and cannot be changed without shareholder approval. Each Fund:

1.       Will not invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry or group of industries, except as permitted by the SEC. This restriction does not apply to investments in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or repurchase agreements secured thereby.

2.        Will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Fund’s total assets at the time the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions.

3.        Will not purchase or sell commodities or commodity contracts except as may be permitted by the 1940 Act or unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments, including derivatives related to physical commodities; or purchasing or selling securities or other instruments backed by commodities; or purchasing or selling securities of companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

4.        Will not underwrite securities of other issuers, except to the extent that a Fund may be deemed an underwriter under the Securities Act of 1933 by virtue of disposing of Fund securities or when selling its own shares.

5.        Will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation also does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate, including real estate investment trusts.

6.        Will not make loans to others, except (a) through the purchase of debt securities, (b) by investing in repurchase agreements and (c) by loaning Fund securities.

7.        Will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

The Combined Fund will have the same fundamental investment policies.

Risks of the Funds

The following is a main risk involved in an investment in the Survivor Fund only:

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers organized under the laws of those countries.

The following are the main risks involved in an investment in both Funds:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If the Fund focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments. A significant national or international event, natural disaster or widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions and affect fund performance.

Asset Allocation Risk — With an asset allocation strategy, the amount of assets allocated to various asset classes may change over time. There is a possibility that the manager’s evaluations and assumptions regarding market sectors may result in allocation to an underperforming asset class.

Fund-of-Funds Structure Risk — Because the Fund invests directly in the underlying funds, all risks associated with the eligible underlying funds apply to the Fund. To the extent the Fund invests more of its assets in one underlying fund than another, the Fund will have greater exposure to the risks of that underlying fund. Because the Fund invests in underlying funds, you will bear your proportionate share of expenses of the Fund and indirectly of the underlying funds, resulting in an additional layer of expenses. The Adviser may be subject to potential conflicts of interest in the selection of and allocation among the underlying funds because the Adviser serves as investment adviser to certain of the underlying funds, and because the fees paid to the Adviser (or its affiliates) by certain underlying funds may be higher than fees paid by other underlying funds.

Lower-Rated Debt Securities Risk — Bonds rated below investment grade, which is defined as BB or lower (also called “junk bonds”), are subject to greater levels of interest rate, credit and liquidity risks. They are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rates paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A wide variety of market factors can affect interest rates. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. The Fund may be subject to heightened interest rate risk due to certain changes in monetary policy. Rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Fund investments. These developments also could cause more fluctuation in the Fund’s net asset value or make it more difficult for the Fund to accurately value its securities. These developments or others could also cause the Fund to face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within the Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund.

Call or Prepayment Risk — During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income. The ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change.

Credit Risk — The Fund may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Fund’s income and market value.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Derivatives Risk — Derivatives instruments (such as futures, swaps and structured securities) can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Fund. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index and the Fund could lose more than the principal amount invested. In addition to investing in derivatives to implement its strategy, the Fund may also use derivative instruments for hedging purposes, in an attempt to reduce the risk of loss from falling stock prices or lower foreign currency valuations, increased interest rates or other adverse market developments. There can be no assurance that a hedging technique will work as intended. Fund performance may be diminished by the added cost of the derivative instruments.

Liquidity Risk — The Fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, particularly during times of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. The Fund may not be able to sell a restricted or illiquid security at a favorable time or price, thereby decreasing the Fund’s overall liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities. If the Fund is forced to sell an illiquid security to meet redemption requests or for other cash needs, the Fund may be forced to sell at a loss.

Leverage Risk — Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Mortgage-Backed Securities Risk — Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of securities. Investments in mortgage-backed securities are subject to both extension risk, where borrowers extend the duration of their mortgages in times of rising interest rates, and prepayment risk, where borrowers pay off their mortgages sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

Currency Risk — Exchange rates for currencies fluctuate daily. The Fund’s net asset value and returns may experience increased volatility as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings of non-U.S. dollar denominated securities.

Performance History

The accompanying bar charts and tables provide some indication of the risks of investing in the Funds. They show changes in each Fund’s performance for each of the last two years and each Fund’s average annual returns for the last one year and since inception compared to those of a broad-based securities market index. Each Fund’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

Target Fund

Since inception, the Target Fund’s highest return for a quarter was 5.68%. That was the quarter ended on March 31, 2019. The lowest return for a quarter was -2.85%. That was for the quarter ended on December 31, 2018. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2019	1 Year	Since 3/1/17
ON Conservative Model Portfolio	13.18%	5.23%
Morningstar® Conservative Target Risk Index	11.22%	5.22%

Survivor Fund

Since inception, the Survivor Fund’s highest return for a quarter was 7.73%. That was the quarter ended on March 31, 2019. The lowest return for a quarter was -5.88%. That was for the quarter ended on December 31, 2018. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2019	1 Year	Since 3/1/17
ON Moderately Conservative Model Portfolio	16.58%	5.89%
Morningstar® Moderately Conservative Target Risk Index	15.25%	6.89%

The accounting survivor of the Reorganization will be the Survivor Fund. As such, the Combined Fund will continue the performance history of the Survivor Fund after the closing of the Reorganization. The benchmark for the Combined Fund will be the Morningstar® Moderately Conservative Target Risk Index.

Description of Benchmark Indices Used by the Funds

The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively. The Morningstar® Conservative Target Risk Index global equity exposure is set at 20%. The global equity exposure for the Morningstar® Moderately Conservative Target Risk Index is set at 40%.

Management of the Funds

Adviser

The Adviser is a wholly-owned subsidiary of ONLIC. The Adviser uses ONLIC’s investment personnel and administrative systems. That is to say the personnel of the Adviser are employees of ONLIC who provide investment services to the Adviser. The Adviser has no employees of its own. It is located at One Financial Way, Montgomery, Ohio 45242. It has served as the Corporation’s investment adviser since May 1996. Before that, the Corporation’s investment adviser was O.N. Investment Management Company, an indirect wholly-owned subsidiary of ONLIC.

ONLIC provides its investment personnel, systems and related services to the Adviser at cost. This is done under a service agreement among ONLIC, the Adviser and the Corporation. These services are paid for by the Adviser, not the Corporation. The Adviser provides portfolio management, investment advice and administrative services to the Corporation. This is done under an investment advisory agreement.

Each Fund operates as a “fund of funds.” In this structure, each Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.

A discussion regarding the basis for the Board approving the advisory agreement is available in the Corporation’s Annual Report for the period ended December 31, 2019.

The SEC has issued an order to the Corporation and Adviser permitting the Adviser, subject to the Board’s oversight and approval, to enter into, materially amend and terminate sub-advisory agreements (other than subadvisory agreements with affiliated sub-advisers) without shareholder approval. If a sub-adviser is hired, shareholders will receive information about that sub-adviser within 90 days of the change. The shareholders of each portfolio of the Corporation operating before May 1, 2002, have voted to approve this arrangement.

As compensation for its services to the Funds, the Adviser receives monthly fees from the Funds at annual rates on the basis of each Fund’s average daily net assets during the month for which the fees are paid. The current fee schedule for the Funds is set forth below. In 2019, the Target Fund paid the Adviser at an effective annualized rate of 0.40% gross (0.11% net of fee waivers and expenses reimbursements) on its average daily net assets and the Survivor Fund paid the Adviser at an effective annualized rate of 0.40% gross (0.29% net of fee waivers and expenses reimbursements) on its average daily net assets. The Combined Fund’s annualized fee rate would have been 0.40% gross (0.24% net of fee waivers and expenses reimbursements) of the combined assets of the Target Fund and the Survivor Fund on December 31, 2019, assuming that the Reorganization had occurred on that date and the current advisory fees for the Survivor Fund had been in effect for the Combined Fund on that date.

Advisory Fee Schedule
Target Fund	Survivor Fund	Combined Fund
0.40% of all net assets	0.40% of all net assets	0.40% of all net assets

Fee Waiver Agreement

The Adviser has contractually agreed to make payments (by waiving management fees and/or reimbursing expenses of the Corporation) to the extent that the annual ordinary operating expenses of the Funds, exclusive of certain expenses, exceed the following percentages of the average daily net assets under the Fee Waiver Agreement:

ON Conservative Model Portfolio	1.00%
ON Moderately Conservative Model Portfolio	1.00%

The Fee Waiver Agreement will continue at least through April 30, 2021 for the ON Conservative Model Portfolio and through April 30, 2022 for the ON Moderately Conservative Model Portfolio. The Fee Waiver Agreement may only be terminated with the consent of the Board. Under the Fee Waiver Agreement, the Adviser is entitled to reimbursement of the excess expense payments paid by it in the three years following the date the particular expense payment occurred, but only if such reimbursement can be achieved without exceeding the applicable annual limit in effect at the time of the expense payment or the reimbursement.

For the year ended December 31, 2019, the Adviser reimbursed the expenses of the Funds as follows:

ON Conservative Model Portfolio	$220,103
ON Moderately Conservative Model Portfolio	$261,201

Portfolio Managers

The Adviser has served as the investment adviser for both the Target Fund and Survivor Fund since March 1, 2017. The Funds are managed by the Asset Allocation Committee, comprised of Gary Rodmaker, Paul Gerard, Nick Trivett and Tara York. Gary Rodmaker has primary responsibility as Chair of the Asset Allocation Committee.

Gary Rodmaker is President of the Adviser and is Chair of the Asset Allocation Committee. He also is Vice President, Fixed Income Securities for Ohio National Life since 2014. Prior to joining Ohio National Life, Mr. Rodmaker was Managing Director, Fixed Income, Derivatives and Index at Ameritas Investment Advisors and its predecessors, where he served from 1989 to 2014. Mr. Rodmaker was also Vice President of Union Central Life from 1996 to 2014. Mr. Rodmaker is a Chartered Financial Analyst and Fellow, Life Management Institute. Mr. Rodmaker earned a bachelor of science in business administration from Xavier University.

Paul Gerard is Vice President of the Adviser and is a member of the Asset Allocation Committee. He also is Senior Vice President and Chief Investment Officer of Ohio National Life and Chief Investment Officer of National Security. In addition to his participation in the Investment Committee, he oversees the management of the Corporation’s ON Bond Portfolio and the fixed-income component of the ON BlackRock Balanced Allocation Portfolio. Mr. Gerard has a bachelor’s degree in accounting from Indiana University and a master of business administration degree in finance from the University of Illinois. He has been an investment officer of Ohio National Life since 2009 and Chief Investment Officer since 2016. He previously had more than 20 years of experience as a Senior Investment Officer, Fixed Income Portfolio Manager, and Chief Investment Officer at other financial service companies. Mr. Gerard is a Chartered Financial Analyst and Fellow, Life Management Institute.

Nick Trivett is Investment Officer of the Adviser and is a member of the Asset Allocation Committee. Mr. Trivett also is a Second Vice President, Investments for Ohio National Life. Prior to joining Ohio National Life in 2014, he worked as a High Yield Fixed Income Analyst and an Investment Banking Analyst at other financial service companies. Mr. Trivett has a bachelor’s degree in accounting and finance from Xavier University and is a Chartered Financial Analyst.

Tara York is a member of the Asset Allocation Committee. She also is a Senior Investment Analyst for Ohio National Life. Prior to joining Ohio National Life in 2017, she was an investment advisor for PNC Institutional Asset Management. Ms. York has a bachelor’s degree in finance from The Ohio State University and is a Chartered Financial Analyst.

Other Service Providers

The Funds use the same service providers. State Street Bank and Trust Company is each Fund’s accounting agent and custodian. Information about the Funds’ accounting agent and custodian can be found in the Corporation’s Statement of Additional Information under “Fund History”. The Funds pay fees to the accounting agent and also reimburse the accounting agent for out-of-pocket expenses, subject to certain limitations, that are incurred by the accounting agent in performing its accounting agent duties under its agreement with the Funds.

Combined Fund. Following the Reorganization, the Funds’ current service providers will serve the Combined Fund.

Purchase and Redemption of Fund Shares

Fund shares are offered only to separate accounts of Ohio National Life and National Security in connection with their variable annuities contracts. You may select funds as described in your variable contract prospectus. The value of your variable benefits will vary with the investment experience of the funds you select.

The net asset value of each Fund is computed by dividing the total market value of the securities held in that Fund, plus any cash or other assets less all liabilities of the Fund, by the number of shares outstanding for that Fund.

When a determination is made that current market prices or underlying fund net asset values are not readily available, the Fund values its assets at fair value as determined in good faith in accordance with procedures adopted by the Board.

Because the Funds are primarily invested in shares of underlying funds, each Fund’s net asset value is based primarily on the net asset values of the underlying funds in which it invests. The prospectuses for the underlying funds explain how the underlying funds calculate net asset value, and the circumstances under which the underlying funds may use fair value pricing.

The separate accounts of Ohio National Life and National Security purchase and redeem Fund shares at their net asset value next computed, after receipt in good order, of a purchase or redemption order, with no sales or redemption charges. The net asset value of the Fund’s shares is determined as of 4:00 p.m. eastern time on each day the New York Stock Exchange is open for unrestricted trading. However, net asset value may be calculated earlier if trading on that exchange is restricted or as permitted by the SEC. If an underlying fund’s investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the underlying fund’s investments may change on days when underlying fund shares cannot be purchased or redeemed.

Under normal and stressed circumstances, the Funds expect to make payment within one business day following a redemption request. Under normal and stressed circumstances, the Funds expect to meet redemption requests by using cash or cash equivalents in its portfolio or selling portfolio assets to generate cash.

The Corporation may suspend the right of redemption or postpone the date of payment beyond seven days during any period when (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends or holidays; (b) an emergency exists, as determined by the SEC, as a result of which disposal by the Corporation of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Corporation fairly to determine the value of its net assets; or (c) the SEC by order so permits for the protection of security holders of the Corporation.

The Funds may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Frequent Purchases and Redemption of Fund Shares

The Corporation, Ohio National Life and National Security discourage excessive trading and market timing of Fund shares within variable contracts. Excessive trading into and out of the Funds can disrupt Fund investment strategies and increase each Fund’s operating expenses. In addition, excessive trading can lower overall Fund performance for long term investors, prevent a portfolio manager from taking timely advantage of investment opportunities, and create liquidity risks for the Funds. Certain funds of the Corporation may be more susceptible to attempted market timing and excessive trading. Typically, funds holding securities priced on foreign exchanges are subject to attempts to take advantage of time-zone arbitrage. However, the Corporation has a fair value pricing policy that seeks to eliminate the pricing inefficiencies market timers and excessive traders attempt to exploit. The Funds are not designed to accommodate excessive trading practices. The Corporation, Ohio National Life and National Security reserve the right, in their sole discretion, to restrict, or cancel purchase and exchange orders which they believe represent excessive or disruptive trading and will contact you the next business day by telephone to inform you that your requested transaction has been restricted or otherwise not honored by the insurance company. If they are unable to contact you by telephone, they will contact you or your registered representative in writing to inform you of the restricted transaction. Listed below are some, but not necessarily all, of the steps they may take to discourage excessive trading and market timing. The Board has adopted these policies and procedures with respect to frequent purchases and redemptions.

The first time the contract owner is determined to have traded excessively, Ohio National Life or National Security will notify the contract owner in writing that his or her variable contract will be monitored for additional transactions in excess of the established limits and such subsequent activity may result in suspension of electronic transfer privileges and/or suspension of all transfer privileges. The established limits are determined internally as a protection against frequent trading and are not disclosed in the prospectus or other otherwise made public.

Upon the second instance of excessive trading, the contract owner will be advised that his or her electronic transfer privileges have been suspended and that all transfer requests must be submitted in writing and delivered via U.S. mail.

Upon the third instance of excessive trading, Ohio National Life or National Security will suspend some or all transfer privileges. The contract owner will be informed in writing of the denial of future transfer privileges. If a contract owner decides to surrender the variable contract following suspension of transfer privileges, the contract owner will incur the resulting surrender charge applicable to the insurance contract.

Either Ohio National Life or National Security may, in its sole discretion, take any contract off of the list of monitored contracts, or restore suspended transfer privileges if it determines that the transactions were inadvertent or were not done with the intent to market time. Otherwise, all of the policies related to excessive trading and market timing as described in this Section will be applied to all contract owners uniformly and without exception. Other trading activities may be detrimental to the Funds. Therefore, contracts may be placed on the list of monitored contracts despite the fact the contract owner has not exceeded the established transfer limits.

Some of the factors that may be considered when determining whether or not to place a contract on the list of monitored contracts may include, but not be limited to:

•	The number of transfers made in a defined period;
•	The dollar amount of the transfer;
•	The total assets of the Funds involved in the transfer;
•	The investment objectives of the particular Funds involved in the transfers; and/or
•	Whether the transfer appears to be a part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies

The various contracts issued by Ohio National Life and National Security provide a transfer privilege among all of the products’ investment options, including the Funds. Such transfer privileges may involve a number of free transfers and/or a transfer fee per transfer. See your product prospectus for more information on transfer fees.

Contract owners who have not engaged in market timing or excessive trading may also be prevented from transferring contract values if Ohio National Life, National Security or the Corporation believes that an intermediary associated with the contract owner’s account has otherwise been involved in market timing or excessive trading on behalf of other contract owners. Likewise, contract owners who have not engaged in intentional market timing or engaged in intentional disruptive or excessive trading may have their transfers rejected or their transfer privileges suspended if their trading activity generates an exception report in our transfer monitoring systems.

Contract owners seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Corporation, Ohio National Life or National Security will be able to identify such contract owners or curtail their trading practices. However, the Funds are not designed to accommodate frequent purchase or redemption requests. The ability of Ohio National Life and National Security and the ability of the Corporation to detect and curtail excessive trading practices may also be limited by operational systems and technology limitations. In addition, because the Corporation receives orders from omnibus accounts, which is common among funds offering portfolios to insurance companies offering variable products, the Corporation may not be able to detect an individual’s excessive trading practices through these omnibus accounts. If the Corporation, Ohio National Life or National Security are unable to detect those contract owners engaging in market timing and/or excessive trading, the previously mentioned harms associated with excessive trading (lower portfolio performance, liquidity risks, increased portfolio expenses, etc.) may occur.

The Corporation may alter or amend this policy as required to comply with state or federal regulations and such regulations may impose stricter standards than are currently adopted by Ohio National Life, National Security or the Corporation.

Dividends, Distributions and Taxes

Each Fund seeks to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. It is the Corporation’s policy to comply with the provisions of the Code regarding distribution of investment income and net realized capital gains so that the Corporation will not be subject to federal income tax. Each year the Corporation distributes to its shareholders substantially all of its net investment income and net realized capital gains (if any). Dividends and distributions are reinvested in additional Fund shares (at net asset value without a sales charge).

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract. Income distributions from those contracts are taxed at ordinary income tax rates. Any distributions made to an owner younger than 59 ½ may also be subject to a 10% penalty tax.

Ask your tax adviser for more information on your tax situation. The Statement of Additional Information also has more information regarding the tax status of the Funds.

FINANCIAL HIGHLIGHTS

The fiscal year end of the Funds is December 31. The financial highlights of the Target Fund and the Survivor Fund are included with this Combined Prospectus/Information Statement at Exhibit B.

The financial highlights of the Target Fund and the Survivor Fund are also contained in: (i) the Annual Report to shareholders of the Corporation relating to the Target Fund and Survivor Fund for the fiscal year ended December 31, 2019, which have been audited by KPMG LLP, the Funds’ registered independent public accounting firm, and (ii) the Semi-Annual Report to shareholders of the Corporation relating to the Target Fund and Survivor Fund for the six months ended June 30, 2020, which are unaudited. The Annual Report and Semi-Annual Report, which have previously been sent to shareholders, are available on request and without charge by writing to the Corporation at One Financial Way, Montgomery, Ohio 45242, and, with respect to the Target Fund and Survivor Fund, are incorporated by reference into this Combined Prospectus/Information Statement.

INFORMATION RELATING TO THE REORGANIZATION

Description of the Reorganization

The following is a summary of the terms of the Reorganization. A copy of the Plan of Reorganization is included as Exhibit A.

The Plan of Reorganization provides that all of the assets and liabilities of the Target Fund will be transferred to the Survivor Fund in exchange for shares of the Survivor Fund. The shares of the Survivor Fund issued to the Target Fund will have an aggregate net asset value equal to the aggregate net asset value of the Target Fund’s shares outstanding as of the close of trading on the New York Stock Exchange (“NYSE”) on the Closing Date (as defined in Exhibit A) of the Reorganization (the “Valuation Time”). Upon receipt by the Target Fund of the shares of the Survivor Fund, the Target Fund will distribute Survivor Fund shares to its shareholders and will be terminated as a series of the Corporation.

The distribution of the Survivor Fund shares to the Target Fund shareholders will be accomplished by opening new accounts on the books of the Survivor Fund in the names of the Target Fund shareholders and transferring to those shareholder accounts the shares of the Survivor Fund. Such newly-opened accounts on the books of the Survivor Fund will represent the respective pro rata number of shares of the Survivor Fund that the Target Fund is to receive under the terms of the Plan of Reorganization. See “Terms of the Reorganization” below.

Accordingly, as a result of the Reorganization, each Target Fund shareholder will own shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund that the shareholder owned immediately prior to the Reorganization.

No sales charge or fee of any kind will be assessed to the Target Fund shareholders in connection with their receipt of shares of the Survivor Fund in the Reorganization.

The Survivor Fund will be the accounting survivor following the Reorganization and will maintain its historical track record.

Terms of the Reorganization

Pursuant to the Plan of Reorganization, on the Closing Date, the Target Fund will transfer to the Survivor Fund all of its assets in exchange solely for shares of the Survivor Fund. The aggregate net asset value of the shares issued by the Survivor Fund will be equal to the value of the assets of the Target Fund transferred to the Survivor Fund as of the Closing Date, as determined in accordance with the Survivor Fund’s valuation procedures, net of the liabilities of the Target Fund assumed by the Survivor Fund. The Target Fund expects to distribute the shares of the Survivor Fund to its shareholders promptly after the Closing Date. Thereafter, the Target Fund will be terminated as a series of the Corporation.

The Plan of Reorganization contains customary representations, warranties, and conditions. The Plan of Reorganization may be terminated with respect to the Reorganization if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true or, if at any time before the close of business (4:00 p.m. Eastern Time) on the Closing Date, the Board or an authorized officer of the Corporation determines the Reorganization is inadvisable. The Plan of Reorganization may be terminated or amended by the mutual consent of the parties.

Reasons for the Reorganization

The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

•	after the Reorganization, shareholders will be invested in the Combined Fund with a similar investment objective and substantially similar principal investment strategies to the Target Fund;

•	the Combined Fund could achieve certain operating efficiencies from its larger net asset size;

•	the advisory fee for the Combined Fund is expected to be the same as the advisory fee for the Target Fund;

•	the Reorganization is not expected to result in any tax consequences to the owners of variable contracts;

•	neither the Target Fund nor the Survivor Fund and their respective shareholders will bear any of the costs of the Reorganization; and

•	the Target Fund shareholders will receive Survivor Fund shares with the same aggregate net asset value as their Target Fund Shares.

For these and other reasons, the Board concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interests of the Target Fund and that the interests of the shareholders of the Target Fund will not be diluted as a result of the Reorganization. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Federal Income Taxes

The Funds are intended to be funding vehicles for variable annuity contracts offered by Ohio National Life and National Security. As a result, provided that the variable contracts qualify to be treated as annuity contracts under Section 72 of the Internal Revenue Code, it is not anticipated that the owners of variable contracts will experience any tax liability or other tax effect, as a direct result of the Reorganization.

Moreover, the Reorganization is expected to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code, pursuant to which no gain or loss will be recognized by the Funds or the insurance company separate accounts for federal income tax purposes. As a result of the Reorganization, it is anticipated that the Survivor Fund will succeed to the tax attributes of the Target Fund, subject to limitations that could limit the amount of the capital loss carryforwards from periods before the Reorganization that would be available to offset gains after the Reorganization.

A tax ruling from the Internal Revenue Service regarding the Reorganization has not been, and will not be, requested. The owners of variable contracts and the insurance company separate accounts should consult their own tax advisers regarding the effect, if any, of the Reorganization in light of their particular circumstances. Also, because the above discussion relates only to federal income tax consequences of the Reorganization, those persons should also consult their tax advisers about foreign, state and local tax consequences, if any, of the Reorganization.

Expenses of the Reorganization

The costs of the Reorganization will be borne by Ohio National.

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of the Reorganization, the Survivor Fund will establish a position for each Target Fund shareholder on the books of the Survivor Fund containing the appropriate number of shares of the Survivor Fund to be received in the Reorganization. No certificates for shares of the Survivor Fund will be issued in connection with the Reorganization.

OTHER INFORMATION

Capitalization

The following table sets forth, as of June 30, 2020: (a) the unaudited capitalization of each Fund and (b) the unaudited pro forma combined capitalization of the Combined Fund assuming the Reorganization has taken place, which means the capitalization of the Combined Fund reflects the inclusion of the assets of the Survivor Fund and the Target Fund. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity. No assurance can be given as to how many shares of the Survivor Fund will be received by Target Fund shareholders at the Closing Date, and the information should not be relied upon to reflect the number of shares of the Combined Fund that actually will be received by Target Fund shareholders.

Fund	Total Net Assets	Adjusted Net Assets	Shares Outstanding	Net Asset Value Per Share	Adjusted Net Asset Value Per Share
Target Fund	$79,945,160	$79,945,160	7,022,307	$11.3845	$11.3845
Survivor Fund	$210,959,572	$210,959,572	18,633,038	$11.3218	$11.3218
Pro Forma - Combined Fund	$290,904,732	$290,904,732	25,694,212	$11.3218	$11.3218

Shareholder Information

As of October 22, 2020 (the “Record Date”), there were 6,948,958 shares of the Target Fund outstanding. None of the Directors or officers of the Corporation directly owned shares of the Target Fund. As of the Record Date, no person was known by the Target Fund to own beneficially or of record 5% or more of any class of shares of the Target Fund except as follows:

Owner of Record	Number of Shares	Percent of Outstanding Shares Owned
ONLIC	6,753,463	97.19%
NSLAC	195,495	2.81%

As of the Record Date, there were 17,980,673 shares of the Survivor Fund outstanding. None of the Directors or officers of the Corporation directly owned shares of the Survivor Fund. As of the Record Date, no person was known by the Survivor Fund to own beneficially or of record 5% or more of any class of shares of the Survivor Fund except as follows:

Owner of Record	Number of Shares	Percent of Outstanding Shares Owned
ONLIC	17,939,676	99.77%
NSLAC	40,997	0.23%

Shareholder Rights and Obligations

Both the Target Fund and Survivor Fund are classes of the Corporation, a corporation organized under the laws of the state of Maryland. Under the Corporation’s organizational documents, the Corporation is authorized to issue 1,550,000,000 shares of common stock, with a par value of $1.00 per share, with 10,000,000 shares allocated to the Target Fund and 30,000,000 shares allocated to the Survivor Fund.

With respect to each Fund, shares have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately.

When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of Survivor Fund, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

Shareholder Proposals

The Funds do not hold regular annual meetings of shareholders. As a general matter, the Survivor Fund does not intend to hold future regular annual or special meetings of its shareholders unless the election of directors is required by the 1940 Act. Any shareholder who wishes to submit a proposal for consideration at a meeting of shareholders of either Fund should send such proposal to Ohio National Fund, Inc., Attn: Secretary, One Financial Way, Montgomery, Ohio 45242. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of a fund at a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of September 15, 2020, among OHIO NATIONAL FUND, INC., a Maryland corporation, with its principal place of business at One Financial Way, Montgomery, Ohio 45242 (“Corporation”), on behalf of the segregated portfolio of assets (“series”) of the ON Conservative Model Portfolio (the “Target Fund”) and Corporation on behalf of the series of the ON Moderately Conservative Model Portfolio, (the “Survivor Fund”); and, solely for purposes of paragraph 6, OHIO NATIONAL INVESTMENTS, INC., advisor to the Survivor Fund and Target Fund (“Ohio National”). (Corporation is sometimes referred to herein as an “Investment Company,” and the Target Fund and Survivor Fund are sometimes referred to herein as a “Fund.”) Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations (collectively, “Obligations”) of and by each Fund, and of and by the Investment Company of which that Fund is a series, on that Fund’s behalf shall, be the Obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Investment Company of which that Fund is a series, on that Fund’s behalf, and (3) in no event shall any other series of the Corporation (including another series thereof) or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or the Investment Company of its Obligations set forth herein.

Corporation wishes to effect the reorganization described in section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). The reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund to the Survivor Fund in exchange solely for (a) shares of beneficial interest of that Survivor Fund (“Survivor Fund Shares”), as described herein, and (b) the assumption by the Survivor Fund of all liabilities of the Target Fund, and (2) the subsequent distribution of the Survivor Fund Shares (which shall then constitute all of the assets of the Target Fund) pro rata to the shareholders in exchange for their shares of beneficial interest of the Target Fund (the “Target Fund Shares”) in complete liquidation thereof, and (3) terminating the Target Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving the Target Fund and the Survivor Fund being referred to herein collectively as a “Reorganization”).

The Investment Company’s board of directors (the “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of the Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on the Funds’ behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of each Fund that is a series thereof and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

In consideration of the mutual promises contained herein, the parties agree as follows:

1. PLAN OF REORGANIZATION AND TERMINATION

1.1 Subject to the requisite approvals and the terms and conditions set forth herein, Target Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Survivor Fund. In exchange therefor, Survivor Fund shall:

(a) issue and deliver to Target Fund, as applicable, the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) Survivor Fund Shares having an aggregate net asset value (NAV) equal to the aggregate NAV of all full and fractional Target Fund Shares then outstanding; and

(b) assume all of Target Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2 The Assets shall consist of all assets and property of every kind and nature – including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records – Target Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on Target Fund’s books at that time.

1.3 The Liabilities shall consist of all of Target Fund’s liabilities, whether known or unknown, accrued or contingent, debts, obligations, and duties existing at the Effective Time, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) borne by Ohio National pursuant to paragraph 6.

1.4 At the Effective Time (or as soon thereafter as is reasonably practicable), Target Fund shall distribute all Survivor Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Target Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate. That distribution shall be accomplished by Corporation’s transfer agent’s opening accounts on Survivor Fund’s shareholder records in the Shareholders’ names and transferring those Survivor Fund Shares thereto. Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional Survivor Fund Shares having an aggregate NAV equal to the aggregate NAV of the Target Fund Shares that Shareholder holds at the Effective Time. All issued and outstanding Target Fund Shares, including any represented by certificates, shall simultaneously be canceled on Target Fund’s shareholder records. Corporation shall not issue certificates representing the Survivor Fund Shares issued in connection with the Reorganization.

1.5 (a) The value of the Target Fund’s net assets (the assets to be acquired by the Survivor Fund hereunder, net of liabilities assumed by the Survivor Fund) shall be the value of such net assets computed as of the close of business on the Closing Date, using the valuation procedures set forth in the Target Fund’s then current prospectus and statement of additional information or such other valuation procedures as may be mutually agreed upon by the parties.

(b) For purposes of the Reorganization, the net asset value per share of the Survivor Fund Shares shall be equal to the Survivor Fund’s net asset value per share computed as of the close of business on the Closing Date, using the valuation procedures set forth in the Survivor Fund’s prospectus and statement of additional information or such other valuation procedures as may be mutually agreed upon by the parties.

(c) All computations of value and NAV shall be made by State Street Bank and Trust Company (“State Street”), accounting agent for the Funds, in accordance with its regular practice in pricing the shares and assets of each Fund.

1.6 Any transfer taxes payable on the issuance and transfer of Survivor Fund Shares in a name other than that of the registered holder on Target Fund’s shareholder records of the Target Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.7 Any reporting responsibility of Target Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated, except that Survivor Fund shall be responsible for preparing and filing any Form N-PORT, Form N-CEN or Form N-CSR (including the annual report to shareholders) if the fiscal period relating to such form ended prior to the Effective Time, but as of the Effective Time such form has not yet been filed.

1.8 After the Effective Time, Target Fund shall not conduct any business except in connection with its dissolution and termination. As soon as reasonably practicable after distribution of the Survivor Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, (a) Target Fund shall be terminated as a series of Corporation and (b) Corporation shall make all filings and take all other actions in connection therewith necessary and proper to effect Target Fund’s complete dissolution.

2. CLOSING AND EFFECTIVE TIME

2.1 Unless the parties agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on or about December 4, 2020 (“Effective Time”). The Closing shall be held at the offices of State Street, 801 Pennsylvania Street, Kansas City, Missouri 64105.

2.2 Corporation shall direct the custodian of Target Fund’s assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating and verifying that (a) the Assets it holds will be transferred to Survivor Fund at the Effective Time, (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target Fund to Survivor Fund, as reflected on Survivor Fund’s books immediately after the Effective Time, does or will conform to that information on Target Fund’s books immediately before the Effective Time.

2.3 Corporation shall direct its transfer agent to deliver at the Closing (a) to Corporation, a Certificate (1) verifying that Target Fund’s shareholder records contain each Shareholder’s name and address and the number of full and fractional outstanding Target Fund Shares that each such Shareholder owns at the Effective Time and (2) as to the opening of accounts on Survivor Fund’s shareholder records in the names of the Shareholders and (b) to Corporation, a confirmation, or other evidence satisfactory to Corporation, that the Survivor Fund Shares to be credited to Target Fund at the Effective Time have been credited to Target Fund’s account on those records.

2.4 Corporation shall deliver to Corporation and Ohio National, within five days before the Closing, a Certificate listing each security, by name of issuer and number of shares, that is being carried on Target Fund’s books at an estimated fair market value provided by an authorized pricing vendor for Target Fund.

2.5 At the Closing, the Investment Company shall deliver, on behalf of each Fund, as applicable, (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the Investment Company or its counsel reasonably requests and (b) a Certificate in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3. REPRESENTATIONS AND WARRANTIES

3.1 Corporation, on Target Fund’s behalf, represents and warrants as follows:

(a) Corporation (1) is a corporation that is duly organized, validly existing, and in good standing under the laws of the State of Maryland (“Maryland Law”), and its Articles of Restatement are on file with the Office of the Secretary of State of Maryland (“Secretary”), (2) is duly registered under the 1940 Act as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b) Target Fund is a duly established and designated series of Corporation;

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Corporation’s Board; and this Agreement constitutes a valid and legally binding obligation of Corporation, with respect to Target Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) At the Effective Time, Corporation will have good and marketable title to the Assets for Target Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, Corporation, on Survivor Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

(e) Corporation, with respect to Target Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Maryland Law, Corporation’s Articles of Restatement, or By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Corporation, on Target Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Corporation, on Target Fund’s behalf, is a party or by which it is bound;

(f) At or before the Effective Time, either (1) all material contracts and other commitments of Target Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or Survivor Fund’s assumption of any liabilities of Target Fund thereunder will be made, without either Fund’s incurring any penalty with respect thereto and without diminishing or releasing any rights Corporation may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Corporation’s knowledge, threatened against Corporation, with respect to Target Fund or any of its properties or assets attributable or allocable to Target Fund, that, if adversely determined, would materially and adversely affect Target Fund’s financial condition or the conduct of its business; and Corporation, on Target Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Target Fund’s business or Corporation’s ability to consummate the transactions contemplated hereby;

(h) The (1) annual report of the Corporation for the fiscal year ended December 31, 2019, and the audited financial statements appearing therein, having been audited by KPMG LLP, independent registered public accounting firm and (2) semi-annual report of the Corporation for the six months ended June 30, 2020, in each case fairly presents the financial condition and result of operations of the Target Fund as of the date indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis;

(i) Since December 31, 2019, there has not been any material adverse change in Target Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Target Fund Share due to declines in market values of securities Target Fund holds, the discharge of Target Fund liabilities, or the redemption of Target Fund Shares by its shareholders shall not constitute a material adverse change;

(j) All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Target Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of Corporation’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Target Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k) Target Fund is classified as an association that is taxable as a corporation, for federal tax purposes; Target Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (including its current taxable year), Target Fund has met (and for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been (and for that year will be) eligible to and has computed (and for that year will compute) its federal income tax under section 852; Target Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and Target Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l) All issued and outstanding Target Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Corporation and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Target Fund’s shareholder records, as provided in paragraph 2.3; and Target Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Fund Shares, nor are there outstanding any securities convertible into any Target Fund Shares;

(m) Target Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n) Target Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o) Not more than 25% of the value of Target Fund’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers;

(p) Target Fund’s current prospectus and statement of additional information (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(q) The information to be furnished by Corporation for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the N-14 (as defined in paragraph 3.3(a) will, at the Effective Time, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(r) The Articles of Restatement permit Corporation to vary its shareholders’ investment; Corporation does not have a fixed pool of assets; and each series thereof (including the Target Fund) is a managed portfolio of securities, and Ohio National has the authority to buy and sell securities for the Target Fund;

(s) Target Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus, except as previously disclosed in writing to Corporation;

(t) The Survivor Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

(u) At the Closing, at least 33 1/3% of Target Fund’s portfolio assets (by fair market value) will meet the investment objectives, strategies, policies, risks and restrictions of Survivor Fund, and Target Fund will not alter its portfolio in connection with the Reorganization to meet this 33 1/3% threshold. Target Fund did not enter into any line of business as part of the plan of reorganization;

(v) To the best of the knowledge of Target Fund’s management, (i) there is no plan or intention by Target Fund shareholders to sell, exchange, redeem, or otherwise dispose of a number of Target Fund Shares (or Survivor Fund Shares received in the Reorganization), in connection with the Reorganization, that would reduce the Target Fund shareholders’ ownership of Target Fund Shares (or equivalent Survivor Fund Shares) to a number of shares that was less than 50 percent of the number of Target Fund Shares outstanding prior to the Closing; and (ii) there is no plan or intention by any shareholder owning 5% or more of the Target Fund Shares to sell, exchange, redeem, or otherwise dispose of any Target Fund Shares (or Survivor Fund Shares received in the Reorganization), in connection with the Reorganization;

(w) During the five-year period ending on the Closing Date, neither Target Fund nor any person related (as defined in section 1.368-1(e)(4) of the Treasury Regulations without regard to 1.368-1(e)(4)(i)) to Target Fund will have (i) acquired Target Fund Shares with consideration other than Survivor Fund Shares or Target Fund Shares, except in the ordinary course of Target Fund’s business as an open-end investment company pursuant to section 22(e) of the 1940 Act; or (ii) made distributions with respect to Target Fund Shares except for (A) normal, regular dividend distributions made pursuant to the historic dividend paying practice of Target Fund, and (B) distributions and dividends declared and paid in order to ensure Target Fund’s continuing qualification as a regulated investment company and to avoid the imposition of fund-level tax; and

(x) There is no intercorporate indebtedness existing between Survivor Fund and Target Fund that was issued, acquired, or will be settled at a discount.

3.2 Corporation, on Survivor Fund’s behalf, represents and warrants as follows:

(a) Corporation (1) is a corporation that is duly organized, validly existing, and in good standing under the laws of the State of Maryland (“Maryland Law”), and its Articles of Restatement are on file with the Office of the Secretary of State of Maryland (“Secretary”), (2) is duly registered under the 1940 Act as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b) Survivor Fund is a duly established and designated series of Corporation.

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Corporation’s Board; and this Agreement constitutes a valid and legally binding obligation of Corporation, with respect to Survivor Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) All issued and outstanding Survivor Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Corporation and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; and Survivor Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Survivor Fund Shares, nor are there outstanding any securities convertible into any Survivor Fund Shares. All of the Survivor Fund Shares to be issued and delivered to Corporation, for the account of the Target Fund shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Survivor Fund Shares and be fully paid and non-assessable by Corporation;

(e) No consideration other than Survivor Fund Shares (and Survivor Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f) Corporation, with respect to Survivor Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Maryland Law, Corporation’s Articles of Restatement, or any Undertaking to which Corporation, on Survivor Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Corporation, on Survivor Fund’s behalf, is a party or by which it is bound;

(g) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Corporation’s knowledge, threatened against Corporation, with respect to Survivor Fund or any of its properties or assets attributable or allocable to Survivor Fund, that, if adversely determined, would materially and adversely affect Survivor Fund’s financial condition or the conduct of its business; and Corporation, on Survivor Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Survivor Fund’s business or Corporation’s ability to consummate the transactions contemplated hereby;

(h) Survivor Fund is (and will be) classified as an association that is taxable as a corporation, for federal tax purposes; Survivor Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; for each taxable year of its operation (including its current taxable year), Survivor Fund has met (and for that year will meet) the requirements of Part I of Subchapter M for qualification as a RIC for its taxable year in which the Reorganization occurs, Survivor Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and Survivor Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year;

(i) There is no plan or intention for Survivor Fund to be dissolved or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(j) Assuming the truthfulness and correctness of Corporation’s representation and warranty in paragraph 3.1(o), immediately after the Reorganization (1) not more than 25% of the value of Survivor Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers;

(k) Immediately after the Effective Time, Survivor Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(l) The information to be furnished by Corporation for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the N-14 will, at the Effective Time, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(m) The Articles of Restatement permit Corporation to vary its shareholders’ investment; Corporation will not have a fixed pool of assets; and each series thereof (including the Survivor Fund) will be a managed portfolio of securities, and Ohio National will have the authority to buy and sell securities for the Survivor Fund;

(n) Survivor Fund will acquire at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Target Fund immediately prior to the Reorganization. For purposes of this representation, amounts paid by Target Fund to dissenters, amounts used by Target Fund to pay Target Fund’s Reorganization expenses, amounts paid by Target Fund to shareholders who receive cash or other property, and all redemptions and distributions (except redemptions in the ordinary course of Target Fund’s business as an open-end investment company pursuant to section 22(e) of the 1940 Act and regular, normal dividends) made by Target Fund immediately preceding the Reorganization will be included as assets of Target Fund held immediately prior to the Reorganization;

(o) Survivor Fund has no plan or intention to reacquire any of Survivor Fund Shares issued in the Reorganization, except in the ordinary course of its business as an open-end investment company pursuant to section 22(e) of the 1940 Act;

(p) Survivor Fund is in the same line of business as Target Fund preceding the Reorganization for purposes of Treasury Regulations section 1.368-1(d)(2). Following the Reorganization, Survivor Fund will continue such line of business or use a significant portion of Target Fund’s portfolio assets in a business, and Survivor Fund has no plan or intention to change such line of business. Survivor Fund did not enter into any line of business as part of the plan of reorganization. At the Closing, at least 33 1/3% of Target Fund’s portfolio assets (by fair market value) will meet the investment objectives, strategies, policies, risks and restrictions of Survivor Fund. Survivor Fund has no plan or intention to change any of its investment objectives, strategies, policies, risks and restrictions after the Reorganization;

(q) To the best of the knowledge of Survivor Fund’s management, (i) there is no plan or intention by Target Fund shareholders to sell, exchange, redeem, or otherwise dispose of a number of Target Fund Shares (or Survivor Fund Shares received in the Reorganization), in connection with the Reorganization, that would reduce the Target Fund shareholders’ ownership of Target Fund Shares (or equivalent Survivor Fund Shares) to a number of shares that was less than 50 percent of the number of Target Fund Shares outstanding prior to the Closing; and (ii) there is no plan or intention by any shareholder owning 5% or more of the Target Fund Shares to sell, exchange, redeem, or otherwise dispose of any Target Fund Shares (or Survivor Fund Shares received in the Reorganization), in connection with the Reorganization;

(r) There is no plan or intention for Survivor Fund or any person related (as defined in Treasury Regulations section 1.368-1(e)(4)) to Survivor Fund, to acquire or redeem any of the Survivor Fund Shares issued in the Reorganization, either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions by Survivor Fund in the ordinary course of its business as an open-end investment company pursuant to section 22(e) of the 1940 Act; and

(s) There is no intercorporate indebtedness existing between Survivor Fund and Target Fund that was issued, acquired, or will be settled at a discount.

3.3 Corporation, on behalf of each Target Fund, and Corporation, on behalf of each Survivor Fund, respectively, hereby further covenant as follows:

(a) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on either Fund’s behalf, except for (1) Corporation’s filing with the Commission of a combined prospectus/information statement on Form N-14 relating to the Survivor Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus (“N-14”), and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b) The fair market value of the Survivor Fund Shares each Shareholder receives will be equal to the fair market value of its Target Fund Shares it actually or constructively surrenders in exchange therefor;

(c) The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by Survivor Fund and those to which the Assets are subject;

(e) None of the compensation received by any Shareholder who or that is an employee of or service provider to Target Fund will be separate consideration for, or allocable to, any of the Target Fund Shares that Shareholder holds; none of the Survivor Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services; and

(f) No expenses incurred by Target Fund or on its behalf in connection with the Reorganization will be paid or assumed by Survivor Fund, Ohio National, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Survivor Fund Shares will be transferred to Target Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof.

4. COVENANTS

4.1 Corporation covenants to take all action necessary to obtain approval of the transactions contemplated hereby.

4.2 Corporation covenants to prepare the N-14 in compliance with applicable federal and state securities laws.

4.3 Corporation covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), it deems necessary or desirable in order to vest in, and confirm to, (a) Corporation, on Survivor Fund’s behalf, title to and possession of all the Assets, and (b) Corporation, on Target Fund’s behalf, title to and possession of the Survivor Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.4 Corporation covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue Survivor Fund’s operations after the Effective Time.

4.5 Subject to this Agreement, Corporation covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5. CONDITIONS PRECEDENT

Each Fund’s obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties on behalf of the other Fund contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1 This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the Board, on behalf of each Fund;

5.2 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit Corporation to carry out the transactions contemplated hereby. The N-14 shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to Corporation’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) Corporation deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

5.3 At the Effective Time, no action, suit, or other proceeding shall be pending (or, to Corporation’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.4 Prior to the Closing, Target Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to Target Fund Shareholders all of Target Fund’s investment company taxable income for all taxable periods ending at the Effective Time (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending at the Effective Time (after reduction for any capital loss carryforward).

5.5 At any time before the Closing, Corporation may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.2 and 5.4) if, in the judgment of the Board, that waiver will not have a material adverse effect on the applicable Fund’s shareholders’ interests.

6. EXPENSES

Subject to complying with the representation and warranty contained in paragraph 3.3(f), Ohio National shall bear the entirety of the total Reorganization Expenses. The Reorganization Expenses include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing Target Fund’s prospectus supplements and the N-14, and printing and distributing Survivor Fund’s prospectus and the N-14, (2) legal and accounting fees, (3) transfer taxes for foreign securities and (4) any and all incremental Blue Sky fees. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC.

7. ENTIRE AGREEMENT; NO SURVIVAL

Corporation, on behalf of each Target Fund, and Corporation on behalf of each Survivor Fund, has not made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement of Corporation, on behalf of each Target Fund, and Corporation on behalf of each Survivor Fund. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8. TERMINATION

This Agreement may be terminated at any time at or before the Closing by resolution of either the Board, on behalf of the Target Fund, or the Board, on behalf of the Survivor Fund, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Target Fund or the Survivor Fund, respectively. Any such termination resolution will be effective when made. The termination of this Agreement shall not affect the rights and obligations of any party in respect of any breach of this Agreement occurring prior to such termination.

9. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Corporation, on behalf of the Target Fund, and Corporation, on behalf of the Survivor Fund.

10. SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11. MISCELLANEOUS

11.1 This Agreement shall be governed by and construed in accordance with Ohio Law, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between that law and the federal securities laws, the latter shall govern.

11.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than Corporation, on Survivor Fund’s behalf, or Corporation, on Target Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3 Notice is hereby given that this instrument is executed and delivered on behalf of Corporation’s directors solely in their capacities as directors, and not individually, and that Corporation’s obligations under this instrument are not binding on or enforceable against any of its directors, officers, shareholders, or series other than the applicable Fund but are only binding on and enforceable against its property attributable to and held for the benefit of such applicable Fund (“Fund’s Property”) and not Corporation’s property attributable to and held for the benefit of any other series thereof. Corporation, in asserting any rights or claims under this Agreement on its or a Fund’s behalf, shall look only to the corresponding Fund’s Property in settlement of those rights or claims and not to the property of any other series of Corporation or to those directors, officers, or shareholders.

11.4 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by Corporation, on behalf of each Target Fund, and Corporation on behalf of each Survivor Fund. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

OHIO NATIONAL FUND, INC., on behalf of the ON Conservative Model Portfolio

By:	/s/ Michael J. DeWeirdt
Michael J. DeWeirdt
President

OHIO NATIONAL FUND, INC., on behalf of the ON Moderately Conservative Model Portfolio

By:	/s/ Michael J. DeWeirdt
Michael J. DeWeirdt
President

EXHIBIT B

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds’ financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the tables reflect the rates an investment in each Fund would have earned (or lost), assuming reinvestment of all dividends and distributions. The performance information provided in the Financial Statements does not include variable contract fees and expenses. If variable contract fees and expenses were included, performance would be lower. The following information for the fiscal years ended December 31 has been derived from the Corporation’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm. It is an integral part of the Corporation’s audited financial statements included in the Corporation’s Annual Report to members and incorporated by reference into the Statement of Additional Information. The following information for the six month period ended June 30, 2020 has been derived from the Corporation’s semi-annual financial statements, which have not been audited. It is an integral part of the Corporation’s unaudited financial statements included in the Corporation’s Semi-Annual Report to members and incorporated by reference into the Statement of Additional Information. This should be read in conjunction with those financial statements.

Financial Highlights
	Selected per-share data									Ratios and supplemental data
		Operations			Distributions					Ratios to average net assets
										Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Return of capital	Total distributions	Net asset value, end of year or period	Total Return#	Expenses†	Net investment income (loss)†	Expenses†	Net assets, end of year or period (millions)	Portfolio turnover rate

ON Conservative Model Portfolio
Six-month Period ended June 30, 2020+	$ 11.21	0.06	0.11	0.17	—	—	—	$ 11.38	1.52%*	0.38%**	1.14%**	0.57%**	$ 79.9	21%*
Year ended December 31, 2019	$ 10.21	0.31	1.04	1.35	(0.35)	—	(0.35)	$ 11.21	13.18%	0.26%	2.70%	0.55%	$ 75.1	23%
Year ended December 31, 2018	$ 10.53	0.20	(0.52)	(0.32)	—	—	—	$ 10.21	(3.04)%	0.27%	1.70%	0.52%	$ 79.0	35%
Period From March 1, 2017 (inception) to December 31, 2017	$ 10.00	0.16	0.37	0.53	—	—	—	$ 10.53	5.30%	0.25%**	1.71%**	0.51%**	$ 99.7	29%*

ON Moderately Conservative Model Portfolio
Six-month Period ended June 30, 2020+	$ 11.37	0.05	(0.10)	(0.05)	—	—	—	$ 11.32	(0.44) %*	0.40%**	0.80%**	0.48%**	$ 211.0	18%*
Year Ended December 31, 2019	$ 10.09	0.26	1.41	1.67	(0.37)	(0.02)	(0.39)	$ 11.37	16.58%	0.35%	2.22%	0.46%	$ 223.2	18%
Year Ended December 31, 2018	$ 10.69	0.15	(0.75)	(0.60)	—	—	—	$ 10.09	(5.61)%	0.28%	1.26%	0.45%	$ 237.2	38%
Period From March 1, 2017 (inception) to December 31, 2017	$ 10.00	0.13	0.56	0.69	—	—	—	$ 10.69	6.90%	0.25%**	1.40%**	0.45%**	$ 326.0	22%*

+	Unaudited
*	Not annualized
**	Annualized
#	Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.
†	Ratios presented only reflect the direct income and expenses for the Portfolio, and do not include the indirect expenses related to the underlying funds in which the Portfolio invests.

B-1

STATEMENT OF ADDITIONAL INFORMATION

OCTOBER 26, 2020

ON CONSERVATIVE MODEL PORTFOLIO

AND

ON MODERATELY CONSERVATIVE MODEL PORTFOLIO

each a series of Ohio National Fund, Inc.

One Financial Way

Montgomery, Ohio 45242

1-800-366-6654

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Prospectus/Information Statement dated October 26, 2020 (the “Combined Prospectus/Information Statement”) for the Survivor Fund and the Target Fund, each a class (herein referred to as “series”) of Ohio National Fund, Inc. (the “Corporation”). Copies of the Combined Prospectus/Information Statement may be obtained at no charge by writing to the Corporation at One Financial Way, Montgomery, Ohio 45242 or by calling 1-800-366-6654. Unless otherwise indicated, capitalized terms used in this Statement of Additional Information and not otherwise defined have the same meanings as are given to them in the Combined Prospectus/Information Statement.

This Statement of Additional Information contains information that may be of interest to shareholders of the Target Fund relating to the Reorganization, but that is not included in the Combined Prospectus/Information Statement. As described in the Combined Prospectus/Information Statement, the Reorganization would involve the transfer of all of the assets, and the assumption of the liabilities, of the Target Fund in exchange for shares of the Survivor Fund. The Target Fund would distribute the Survivor Fund shares it receives to its shareholders in complete liquidation of the Target Fund.

The Funds will furnish, without charge, a copy of their most recent Annual Report and/or Semi-Annual Report upon request. Requests should be directed to the Corporation at One Financial Way, Montgomery, Ohio 45242 or by calling 1-800-366-6654.

 1

TABLE OF CONTENTS

ADDITIONAL INFORMATION ABOUT THE FUNDS	3
PRO FORMA FINANCIAL INFORMATION (UNAUDITED)	4

 2

ADDITIONAL INFORMATION ABOUT THE FUNDS

Further information about each of the Survivor Fund and the Target Fund, each a series of the Corporation, is contained in and incorporated by reference to the Statement of Additional Information dated April 29, 2020, as it may be amended and/or supplemented from time to time. Management’s discussion of fund performance, audited financial statements and related report of the independent registered public accounting firm for the Funds are contained in the Corporation’s Annual Report for the fiscal year ended December 31, 2019 and are incorporated in this Statement of Additional Information by reference. No other parts of the Corporation’s Annual Report are incorporated by reference in this Statement of Additional Information. Unaudited financial statements for the Funds are contained in the Corporation’s Semi-Annual Report for the six-month period ended June 30, 2020 and are incorporated in this Statement of Additional Information by reference. No other parts of the Corporation’s Semi-Annual Report are incorporated by reference in this Statement of Additional Information.

 3

Pro Forma Financial Information

(Unaudited)

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Target Fund and Survivor Fund as of June 30, 2020, using the fees and expenses information as shown in the Proxy Statement/Prospectus. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Target Fund and Survivor Fund, which are available in their annual and semi-annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Reorganization

Note 1 — Reorganization

The unaudited pro forma information has been prepared to give effect to the proposed reorganization of the Target Fund into the Survivor Fund pursuant to an Agreement and Plan of Reorganization and Termination (the “Plan of Reorganization”) as if the Reorganization occurred on June 30, 2020.

Target Fund	Survivor Fund
ON Conservative Model Portfolio	ON Moderately Conservative Model Portfolio

Note 2 — Basis of Pro Forma

The Reorganization is expected to be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss will be recognized by the Survivor Fund or its shareholders as a direct result of the Reorganization. The Target Fund and the Survivor Fund are both registered open-end management investment companies. The Reorganization would be accomplished by the acquisition of all of the assets and the assumption of all of the liabilities of the Target Fund by the Survivor Fund in exchange for shares of the Survivor Fund, followed by the distribution of such shares to Target Fund shareholders in complete liquidation and termination of the Target Fund. The pro forma financial information has been adjusted to reflect the assumption that the Target Fund distributes its undistributed net investment income to its shareholders prior to the Reorganization. The Target Fund shareholders would have received 7,061,174 shares of the Survivor Fund had the Reorganization occurred on June 30, 2020.

In accordance with accounting principles generally accepted in the United States of America, for financial reporting purposes, the historical cost basis of the investments received from the Target Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the Survivor Fund with amounts distributable to shareholders for tax purposes.

	Net Assets	As-of Date
ON Conservative Model Portfolio (Target Fund)	$79,945,160	June 30, 2020
ON Moderately Conservative Model Portfolio (Survivor Fund)	$210,959,572	June 30, 2020
ON Moderately Conservative Model Portfolio (Pro Forma Combined Fund)	$290,904,732	June 30, 2020

 4

Note 3 — Pro Forma Expense Adjustments

The table below reflects adjustments to annual expenses made to the Pro Forma Combined Fund financial information as if the Reorganization had taken place on June 30, 2020. For purposes of this presentation, the actual fees and expenses of the Target Fund and Survivor Fund (as a percentage of annual average net assets) are being compared to the pro forma fees and expenses. No adjustments were made to the actual expenses of the Target Fund or Survivor Fund to reflect updates to management fees to either Fund subsequent to June 30, 2020. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Target Fund and Survivor Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect this information. Percentages presented below are the increase (decrease) in expenses divided by the Pro Forma Combined Fund net assets presented in Note 2. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganization.

	Fee and Expense Increase (Decrease)
Net Expense Category	Dollar Amount	Percentage
Management fees	$-	(0.00%)
Custodian fees	(11,350)	(0.00	%)(1) (2)
Professional fees	(12,610)	(0.00	%)(1)(2)
Accounting fees	(23,998)	(0.01	%)(1)
Administration fees	(32,148)	(0.01	%)(1)
Printing and filing fees	(5,346)	(0.00	%)(1)(2)
Compliance expense	(8,229)	(0.00	%)(2)
Total Pro Forma Net Expense Adjustment	$(93,681)	(0.02%)

(1)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.

(2)	Rounds to less than (0.01%).

Ohio National does not anticipate any significant portfolio repositioning.

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Survivor Fund are expected as a result of the Reorganization.

Note 4 — Reorganization Costs

The costs of the Reorganization will be borne by Ohio National. The costs of the Reorganization include legal counsel fees, independent accountant fees and expenses relating to the printing and mailing of this Information Statement/Prospectus, but do not include any portfolio transaction costs, such as brokerage fees arising from the Reorganization. As a result of the Reorganization, certain portfolio securities may be purchased and sold to reposition the Combined Fund’s investment holdings. The repositioning is intended to provide for optimal performance and conformity to the Combined Fund’s investment strategy and the fund selection criteria of the Adviser. Although the costs associated with the repositioning will be borne by the Combined Fund, we do not expect those associated costs to have a material impact on the Combined Fund’s net assets or net asset value per share.

Note 5 — Accounting Survivor

The Survivor Fund will be the accounting survivor. The Combined Fund will have the portfolio management team, portfolio composition, strategies, investment objective, expense structure and policies/restrictions of the Survivor Fund.

 5